SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 16, 1999




                         BANYAN STRATEGIC REALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



  Massachusetts                 0-15465                        36-3375345
(State of or other         (Commission File                  (I.R.S. Employer
 jurisdiction of                Number)                      Identification
 incorporation)                                                  Number)



150 South Wacker Drive, Suite 2900, Chicago, IL                   60606
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (312)553-9800



This document consists of 15 pages.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSET

      On December 16, 1999, the Trust sold its interest in the Oklahoma Apartment Portfolio, which consisted of four apartment complexes totaling 864 units. The properties were sold to an institutional investor for $24.1 million. The purchaser assumed the bonds used to finance the properties. As a result of the sale, the Trust received approximately $7.2 million in net proceeds and will recognize a gain of approximately $3.3 million in the fourth quarter of 1999.



ITEM 5.     OTHER INFORMATION

      On December 17, 1999, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.11) and is incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.  Not applicable.

      (b)   Pro Forma Financial Information.

      (c)   Exhibits

            EXHIBIT NUMBER           DESCRIPTION

            Exhibit (99.11)          Press Release dated December 17, 1999

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 3, 2000               BANYAN STRATEGIC REALTY TRUST
                                           (Registrant)




                                     By:   /s/ JOEL L. TEGLIA
                                           -----------------------
                                           Joel L. Teglia
                                           Vice President,
                                           Chief Financial Officer

b)    PRO FORMA FINANCIAL INFORMATION

                         BANYAN STRATEGIC REALTY TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              SEPTEMBER 30, 1999
                                  (Unaudited)




      This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming that as of September 30, 1999, the Trust disposed of its interests in Quantum Business Centre and the four properties in the Oklahoma Apartment Portfolio.

      This unaudited Pro Forma condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1999, nor does it purport to represent the future financial position of the Trust.

                                             BANYAN STRATEGIC REALTY TRUST
                                         Pro Forma Consolidated Balance Sheet

                                                  September 30, 1999
                                                      (Unaudited)
                                                (Dollars in thousands)


                                                                 Pro Forma     Oklahoma
                                    Quantum       Pro Forma       before       Apartment    Pro Forma
                                    Business      Adjustment     Oklahoma      Portfolio    Adjustment
                      Historical    Centre (A)       (B)           Sale           (C)           (D)       Pro Forma
                      ----------    ----------    ----------    ----------    ----------    ----------    ----------
ASSETS
Investment in
 Real Estate,
 at cost:
  Land . . . . . .   $   38,600    $     (900)                $    37,700    $   (1,255)                 $   36,445
  Building . . . .      172,554        (4,165)                    168,389       (19,781)                    148,608
  Building
   Improvements. .       13,234          (635)                     12,599          (647)                     11,952
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
                        224,388        (5,700)            0       218,688       (21,683)            0       197,005
  Less: Accumulated
   Depreciation. .      (15,847)          510                     (15,337)        1,300                     (14,037)
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
                        208,541        (5,190)            0       203,351       (20,383)            0       182,968
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Cash and Cash
 Equivalents . . .        2,587           (21)   $    3,600         6,166           (22)   $    7,200        13,344
Restricted Cash
 -Capital
 Improvements. . .        1,948                                     1,948           (41)                      1,907
Restricted Cash
 -Other. . . . . .        2,087           (44)                      2,043          (260)                      1,783
Interest and
 Accounts
 Receivable. . . .        1,155           (48)                      1,107            (8)                      1,099
Deferred Financ-
 ing Costs, net. .        1,704                                     1,704          (105)                      1,599
Other Assets . . .        4,097           (85)                      4,012           (14)                      3,998
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------

Total Assets . . .   $  222,119    $   (5,388)   $    3,600    $  220,331   $   (20,833)   $    7,200      $206,698
                     ==========    ==========    ==========    ==========    ==========    ==========    ==========




                                                         - 5 -




                                             BANYAN STRATEGIC REALTY TRUST
                                   Pro Forma Consolidated Balance Sheet - Continued

                                                  September 30, 1999
                                                      (Unaudited)
                                                (Dollars in thousands)


                                                                 Pro Forma     Oklahoma
                                    Quantum       Pro Forma       before       Apartment    Pro Forma
                                    Business      Adjustment     Oklahoma      Portfolio    Adjustment
                      Historical    Centre (A)       (B)           Sale           (C)           (D)       Pro Forma
                      ----------    ----------    ----------    ----------    ----------    ----------    ----------

LIABILITIES AND
 SHAREHOLDERS'
 EQUITY
LIABILITIES
Mortgage Loans
 Payable . . . . .   $  122,006        (2,448)                    119,558                                   119,558
Bonds Payable. . .       20,989                                    20,989       (16,188)                      4,801
Unsecured Loan
 Payable . . . . .        7,400                                     7,400                                     7,400
Accounts Payable
 and Accrued
 Expenses. . . . .        2,475           (58)                      2,417                                     2,417
Accrued Real
 Estate Taxes
 Payable . . . . .        2,000           (42)                      1,958          (146)                      1,812
Accrued Interest
 Payable . . . . .          742           (16)                        726           (98)                        628
Unearned Revenue .        1,047            (9)                      1,038           (14)                      1,024
Security
 Deposits. . . . .        1,392           (71)                      1,321          (113)                      1,208
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total
 Liabilities . . .      158,051        (2,644)            0       155,407       (16,559)            0       138,848
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Minority Interest
 in Consolidated
 Partnerships. . .        2,180                                     2,180                                     2,180










                                                         - 6 -




                                             BANYAN STRATEGIC REALTY TRUST
                                   Pro Forma Consolidated Balance Sheet - Continued

                                                  September 30, 1999
                                                      (Unaudited)
                                                (Dollars in thousands)


                                                                 Pro Forma     Oklahoma
                                    Quantum       Pro Forma       before       Apartment    Pro Forma
                                    Business      Adjustment     Oklahoma      Portfolio    Adjustment
                      Historical    Centre (A)       (B)           Sale           (C)           (D)       Pro Forma
                      ----------    ----------    ----------    ----------    ----------    ----------    ----------
SHAREHOLDERS'
 EQUITY
Shares of Bene-
 ficial Interest .      120,497                                   120,497                                   120,497
Accumulated
 Deficit . . . . .      (51,243)       (2,744)        3,600       (50,387)       (4,274)        7,200       (47,461)
Treasury Shares
 at Cost . . . . .       (7,366)                                   (7,366)                                   (7,366)
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total Share-
 holders' Equity .       61,888        (2,744)        3,600        62,744        (4,274)        7,200        65,670
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------
Total Liabilities
 and Shareholders'
 Equity. . . . . .   $  222,119    $   (5,388)   $    3,600    $  220,331    $  (20,833)   $    7,200    $  206,698
                     ==========    ==========    ==========    ==========    ==========    ==========    ==========

                         BANYAN STRATEGIC REALTY TRUST
                 Notes to Pro Forma Consolidated Balance Sheet

                              September 30, 1999
                                  (Unaudited)




(A) To reflect September 30, 1999 balances of Quantum Business Centre which was sold on November 4, 1999.

(B) The adjustment reflects net sales proceeds from the sale of Quantum Business Centre.

(C) To reflect September 30, 1999 balances of Oklahoma Apartment Portfolio which was sold on December 16, 1999.

(D) The adjustment reflects net sales proceeds from the sale of the Oklahoma Apartment Portfolio.

                         BANYAN STRATEGIC REALTY TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (Unaudited)




      The unaudited Pro Forma Condensed Consolidated Statement of
Operations for the nine months ended September 30, 1999 is presented as if each of the 1999 disposition properties had been disposed as of January 1, 1999.

      The unaudited Pro Forma Condensed Consolidated Statement of
Operations for the year ended December 31, 1998 is presented as if each of the 1999 disposition properties had been disposed as of January 1, 1998.

      These unaudited Pro Forma Condensed Consolidated Statement of Operations have been prepared by management of the Trust and do not purport to be indicative of the results which would actually have been obtained had the transactions described above had been completed on the dates indicated or which may be obtained in the future.

                                             Banyan Strategic Realty Trust
                               Pro Forma Condensed Consolidated Statement of Operations
                                     For the Nine Months Ended September 30, 1999
                                                      (Unaudited)
                                     (Dollars in thousands, except per share data)
                                                   1999 Dispositions (A)
                                                  -----------------------
                                                  Quantum       Oklahoma
                                                  Business      Apartment
                                 Historical       Centre        Portfolio      Pro Forma
                                 ----------       --------     ----------     ----------
Revenue
  Rental Income. . . . . . .     $   27,611     $     (587)    $   (2,940)    $   24,084
  Operating Cost Reimburse-
    ment . . . . . . . . . .          2,831             20              0          2,851
  Miscellaneous Tenant
    Income . . . . . . . . .            865              0           (333)           532
  Income on Investments
    and Other Income . . . .            113              0             (1)           112
                                 ----------     ----------     ----------     ----------
Total Revenue. . . . . . . .         31,420           (567)        (3,274)        27,579
                                 ----------     ----------     ----------     ----------
Expenses
  Property Operating . . . .          4,043            (69)          (818)         3,156
  Repairs and Maintenance. .          3,327           (111)          (356)         2,860
  Real Estate Taxes. . . . .          2,237            (42)          (134)         2,061
  Interest . . . . . . . . .          8,719           (148)          (890)         7,681
  Ground Lease . . . . . . .            704              0              0            704
  Depreciation and
    Amortization . . . . . .          4,916           (137)          (429)         4,350
  General and Adminis-
    trative. . . . . . . . .          3,229              0              0          3,229
  Amortization of Deferred
    Financing Costs. . . . .            196              0            (13)           183
                                 ----------     ----------     ----------     ----------
Total Expenses . . . . . . .         27,371           (507)        (2,640)        24,224
                                 ----------     ----------     ----------     ----------
Income Before Minority
  Interest . . . . . . . . .          4,049            (60)          (634)         3,355

Minority Interest in Con-
  solidated Partnerships . .           (381)             0              0           (381)
                                 ----------     ----------     ----------     ----------
Net Income . . . . . . . . .     $    3,668     $      (60)    $     (634)    $    2,974
                                 ==========     ==========     ==========     ==========




                                                        - 10 -




                                             Banyan Strategic Realty Trust
                         Pro Forma Condensed Consolidated Statement of Operations - Continued
                                     For the Nine Months Ended September 30, 1999
                                                      (Unaudited)
                                     (Dollars in thousands, except per share data)




                                                   1999 Dispositions (A)
                                                  -----------------------
                                                  Quantum       Oklahoma
                                                  Business      Apartment
                                 Historical       Centre        Portfolio      Pro Forma
                                 ----------       --------     ----------     ----------

Weighted number of
 shares outstanding
 -basic. . . . . . . . . . .     13,448,713                                   13,448,713
Weighted number of
 shares outstanding
 -assuming dilution. . . . .     13,455,482                                   13,455,482


Per Share-basic. . . . . . .     $     0.27                                   $     0.22
                                 ==========                                   ==========
Per Share-assuming dilution.     $     0.27                                   $     0.22
                                 ==========                                   ==========




                         Banyan Strategic Realty Trust
     Pro Forma Condensed Consolidated Statement of Operations - continued




(A) These adjustments relate to certain properties disposed subsequent to September 30, 1999 to exclude each property's operations from the nine months ended September 30, 1999 results.

                                             Banyan Strategic Realty Trust
                               Pro Forma Condensed Consolidated Statement of Operations
                                         For the Year Ended December 31, 1998
                                                      (Unaudited)
                                     (Dollars in thousands, except per share data)
                                                   1999 Dispositions (A)
                                                  -----------------------
                                                  Quantum       Oklahoma
                                                  Business      Apartment        1998
                                 Historical       Centre        Portfolio      Pro Forma
                                 ----------       --------     ----------     ----------
Revenue
  Rental Income. . . . . . .     $   34,470     $     (766)    $   (3,748)    $   29,956
  Operating Cost Reim-
    bursement. . . . . . . .          3,491           (110)             0          3,381
  Miscellaneous Tenant
    Income . . . . . . . . .          1,146            (26)          (392)           728
  Income on Investments
    and Other Income . . . .            309              0            (30)           279
                                 ----------     ----------     ----------     ----------
Total Revenue. . . . . . . .         39,416           (902)        (4,170)        34,344
                                 ----------     ----------     ----------     ----------
Expenses
  Property Operating . . . .          5,762           (133)        (1,047)         4,582
  Repairs and Maintenance. .          4,041           (108)          (483)         3,450
  Real Estate Taxes. . . . .          2,720            (53)          (208)         2,459
  Interest . . . . . . . . .          9,778           (203)        (1,199)         8,376
  Ground Lease . . . . . . .            926              0              0            926
  Depreciation and
    Amortization . . . . . .          5,212           (158)          (534)         4,520
  General and Adminis-
    trative. . . . . . . . .          4,614              0              0          4,614
  Amortization of Deferred
    Financing Costs. . . . .            272              0            (17)           255
                                 ----------     ----------     ----------     ----------
Total Expenses . . . . . . .         33,325           (655)        (3,488)        29,182
                                 ----------     ----------     ----------     ----------
Income Before Extra-
  ordinary Item and
  Minority Interest. . . . .          6,091           (247)          (682)         5,162

Minority Interest in Con-
  solidated Partnerships . .           (572)             0              0           (572)
Extraordinary Item, Net
  of Minority Interest . . .           (141)             0              0           (141)
                                 ----------     ----------     ----------     ----------
Net Income . . . . . . . . .     $    5,378     $     (247)    $     (682)    $    4,449
                                 ==========     ==========     ==========     ==========

                                                        - 13 -




                                             Banyan Strategic Realty Trust
                         Pro Forma Condensed Consolidated Statement of Operations - Continued
                                         For the Year Ended December 31, 1998
                                                      (Unaudited)
                                     (Dollars in thousands, except per share data)



                                                   1999 Dispositions (A)
                                                  -----------------------
                                                  Quantum       Oklahoma
                                                  Business      Apartment        1998
                                 Historical       Centre        Portfolio      Pro Forma
                                 ----------       --------     ----------     ----------

Weighted number of
 shares outstanding
 -basic. . . . . . . . . . .     13,307,658                                   13,307,658
Weighted number of
 shares outstanding
 -assuming dilution. . . . .     13,799,662                                   13,799,662


Per Share-basic. . . . . . .     $     0.40                                   $     0.33
                                 ==========                                   ==========
Per Share-assuming dilution.     $     0.39                                   $     0.32
                                 ==========                                   ==========










                         Banyan Strategic Realty Trust
     Pro Forma Condensed Consolidated Statement of Operations - continued






(A) These adjustments relate to certain properties disposed subsequent to September 30, 1999 to exclude each property's operations from the year ended December 31, 1998 results.



























































                                    - 15 -